GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
----------  ----------------------------------  ------------
COMMON STOCK (88.4%):
AMUSEMENT AND RECREATION SERVICES (7.0%):
     7,500  Harrah's Entertainment, Inc.*.....  $    203,437
     2,000  ITT Corporation*..................       120,750
     7,500  Promus Hotel Corporation*.........       195,000
                                                ------------
                                                     519,187
                                                ------------
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (2.6%):
     7,500  Autozone, Inc.*...................       193,125
                                                ------------
BUSINESS SERVICES (4.1%):
    10,000  ADT Ltd.*.........................       147,500
     3,000  Sun Microsystems, Inc.*...........       157,500
                                                ------------
                                                     305,000
                                                ------------
CHEMICALS AND ALLIED PRODUCTS (6.4%):
     2,000  Bristol-Myers Squibb Company......       170,250
     2,000  Merck & Company, Inc..............       132,500
     3,000  Schering-Plough Corporation.......       168,375
                                                ------------
                                                     471,125
                                                ------------
COMMUNICATIONS (3.5%):
     7,500  Tele-Communications, Inc.*........       157,500
     5,000  US West Media Group*..............       104,375
                                                ------------
                                                     261,875
                                                ------------
DEPOSITORY INSTITUTIONS (11.0%):
     3,500  BankAmerica Corporation...........       249,375
     7,000  First Chicago NBD Corporation.....       303,625
     4,000  First Tennessee National
              Corporation.....................       126,000
     5,000  Signet Banking Corporation........       130,000
                                                ------------
                                                     809,000
                                                ------------
EATING AND DRINKING PLACES (2.5%):
     3,000  McDonald's Corporation............       150,000
     2,000  Morrison Restaurants, Inc.........        33,500
                                                ------------
                                                     183,500
                                                ------------
ELECTRICAL EQUIPMENT (2.9%):
     5,000  AMP, Inc..........................       213,125
                                                ------------
FOOD STORES (1.3%):
     2,500  Kroger Company*...................        92,812
                                                ------------
FOOD AND KINDRED PRODUCTS (1.1%):
    15,000  Monterey Pasta Company*...........        78,750
                                                ------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
----------  ----------------------------------  ------------
GENERAL MERCHANDISE STORES (2.5%):
     4,000  Sears, Roebuck and Company........  $    181,500
                                                ------------
HEALTH SERVICES (10.8%):
     5,000  Living Centers of America, Inc.*..       202,500
     3,000  Columbia HCA Healthcare
              Corporation.....................       164,250
     2,345  Healthsouth Rehabilitation
              Corporation*....................        82,075
     1,000  Quorum Health Group, Inc.*........        24,625
     6,000  Tenet Healthcare Corporation*.....       134,250
     5,000  Vencor, Inc.*.....................       186,875
                                                ------------
                                                     794,575
                                                ------------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT
(2.3%):
     8,000  Western Digital Corporation*......       167,000
                                                ------------
INSURANCE CARRIERS (1.4%):
     2,000  ITT Hartford Group, Inc...........       103,000
                                                ------------
MEASURING, ANALYZING, AND CONTROLLING INSTRUMENTS (2.9%):
     3,000  Eastman Kodak Company.............       214,500
                                                ------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.7%):
     2,000  ITT Industries, Inc...............        52,500
                                                ------------
MOTION PICTURES (1.8%):
     2,000  The Walt Disney Company...........       131,000
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (4.6%):
     3,000  American Express Company..........       138,000
     7,500  Capital One Financial
              Corporation.....................       200,625
                                                ------------
                                                     338,625
                                                ------------
PHARMECEUTICAL PREPARATIONS (2.7%):
     2,000  American Home Products
              Corporation.....................       197,000
                                                ------------
TRANSPORT EQUIPMENT (2.8%):
     2,500  Boeing Company....................       202,812
                                                ------------
TRANSPORTATION BY AIR (3.3%):
     8,000  Southwest Airlines Company........       246,000
                                                ------------

See notes to financial statements.     4               TRANS ADVISER FUNDS, INC.

GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

                      SECURITY
 SHARES             DESCRIPTION              VALUE
---------  ------------------------------  ----------
WHOLESALE TRADE--DURABLE GOODS (10.2%):
    4,000  Arrow Electronics, Inc.*......  $  197,000
    4,000  Avnet, Inc....................     199,500
    2,500  Lockheed Martin Corporation...     190,625
    7,000  Sybron International
             Corporation-Wisconsin*......     162,750
                                           ----------
                                              749,875
                                           ----------
Total Common Stock
  (cost $5,914,343)......................   6,505,886
                                           ----------


     FACE  SECURITY
   AMOUNT  DESCRIPTION
---------  ------------------------------       VALUE
                                           ----------
CASH MANAGEMENT ACCOUNTS (11.6%):
  427,717  1784 U.S. Treasury Money
             Market Fund.................  $  427,717
  427,084  Forum Daily Assets Treasury
             Fund........................     427,084
                                           ----------
Total Cash Management Accounts
  (cost $854,801)........................     854,801
                                           ----------
Total Investments (100.0%)
  (cost $6,769,144)......................  $7,360,687
                                           ----------
                                           ----------

*Non-income producing security

See notes to financial statements.     5               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
----------  ----------------------------------  ------------
COMMON STOCK (86.6%):
AMUSEMENT AND RECREATION SERVICES (9.3%):
     3,000  Harrah's Entertainment, Inc.*.....  $     81,375
     4,000  Promus Hotel Corporation*.........       104,000
                                                ------------
                                                     185,375
                                                ------------
BUSINESS SERVICES (9.1%):
     5,000  Cerplex Group*....................        31,250
     2,000  Landmark Graphics Corporation*....        45,000
     2,000  Sun Microsystems, Inc.*...........       105,000
                                                ------------
                                                     181,250
                                                ------------
COMMUNICATIONS (2.1%):
     2,000  US West Media Group*..............        41,750
                                                ------------
DEPOSITORY INSTITUTIONS (6.7%):
     1,000  BankAmerica Corporation...........        71,250
     2,000  First Tennessee National
              Corporation.....................        63,000
                                                ------------
                                                     134,250
                                                ------------
EATING AND DRINKING PLACES (4.9%):
     2,000  Quality Dining, Inc.*.............        57,000
     5,000  Shoney's, Inc.*...................        41,875
                                                ------------
                                                      98,875
                                                ------------
FOOD STORES (0.9%):
       500  Kroger Company*...................        18,562
                                                ------------
FOOD AND KINDRED PRODUCTS (1.3%):
     5,000  Monterey Pasta Company*...........        26,250
                                                ------------
GENERAL MERCHANDISE STORES (2.6%):
     2,000  Consolidated Stores
              Corporation*....................        52,000
                                                ------------
HEALTH SERVICES (12.5%):
     2,000  Living Centers of America, Inc.*..        81,000
     2,000  Quorum Health Group, Inc.*........        49,250
     2,000  Tenet Healthcare Corporation*.....        44,750
     2,000  Vencor, Inc.*.....................        74,750
                                                ------------
                                                     249,750
                                                ------------
HOLDING AND OTHER INVESTMENT OFFICES (1.5%):
     1,000  Felcor Suite Hotels, Inc..........        30,625
                                                ------------
HOME FURNITURE, FURNISHINGS, AND EQUIPMENT STORES (2.5%):
     2,000  Movie Gallery, Inc.*..............        49,500
                                                ------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
----------  ----------------------------------  ------------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT
(6.6%):
     6,000  Smart Modular Technologies*.......  $     90,750
     2,000  Western Digital Corporation*......        41,750
                                                ------------
                                                     132,500
                                                ------------
MISCELLANEOUS RETAIL (1.7%):
     2,000  Friedman's, Inc. Class A*.........        33,500
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.7%):
     2,000  Capital One Financial
              Corporation.....................        53,500
                                                ------------
OIL AND GAS EXTRACTION (5.6%):
    10,000  Pride Petroleum Services, Inc.*...       111,875
                                                ------------
PROFESSIONAL SERVICES(5.7%):
     6,000  SCB Computer Technology, Inc.*....       114,000
                                                ------------
TRANSPORTATION (3.0%):
     3,000  United Transnet Inc.*.............        60,375
                                                ------------
TRANSPORTATION BY AIR (3.1%):
     2,000  Southwest Airlines Company........        61,500
                                                ------------
TRANSPORTATION SERVICES (2.5%):
     5,000  Simon Transportation Services*....        50,000
                                                ------------
WHOLESALE TRADE--DURABLE GOODS (2.3%):
     2,000  Sybron International
              Corporation-Wisconsin*..........        46,500
                                                ------------
Total Common Stock
  (cost $1,590,243)...........................     1,731,937
                                                ------------

   FACE
  AMOUNT
----------
CASH MANAGEMENT ACCOUNTS (13.4%):
   133,497  1784 U.S. Treasury Money Market
              Fund............................       133,497
   133,873  Forum Daily Assets Treasury
              Fund............................       133,873
                                                ------------
Total Cash Management Accounts
  (cost $267,370).............................       267,370
                                                ------------
Total Investments (100.0%)
  (cost $1,857,613)...........................  $  1,999,307
                                                ------------
                                                ------------

*Non-income producing security

See notes to financial statements.     6               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.3%):
$    300,000  Federal Home Loan Mortgage
                Corporation, Series 1072,
                Class G, 7.00%, due 5/15/6...  $     304,658
     800,000  Federal Home Loan Mortgage
                Corporation, Series 1720,
                Class E, 7.50%, due
                12/15/09.....................        816,423
                                               -------------
Total Collateralized Mortgage Obligations
  (cost $1,128,875)..........................      1,121,081
                                               -------------
DISCOUNT NOTES--AGENCY (13.5%):
      76,000  Federal Farm Credit Bank, 5.24%
                yield, due 3/1/96............         76,000
     302,000  Federal Farm Credit Bank, 5.24%
                yield, due 3/5/96............        301,827
     850,000  Federal Home Loan Mortgage
                Corporation, 5.42% yield, due
                3/1/96.......................        850,000
     245,000  Federal National Mortgage
                Association, 5.31% yield, due
                3/6/96.......................        244,822
                                               -------------
Total Discount Notes--Agency
  (cost $1,472,649)..........................      1,472,649
                                               -------------
FIXED RATE BONDS--CORPORATE (57.9%):
     686,000  Alabama Power Company, 8.30%,
                due 7/1/22...................        706,825
     400,000  Anheuser Busch Companies, Inc.,
                7.00%, due 9/1/05............        406,071
     140,000  Anheuser-Busch Companies, Inc.,
                8.75%, due 12/01/99..........        152,870
     250,000  B.P. America, 6.50%, due
                12/15/99.....................        252,470
     250,000  Baltimore Gas & Electric
                Company, 5.125%, due
                4/15/96......................        249,854
      50,000  Berkley W.R. Corporation,
                9.875%, due 5/15/08..........         61,325
      55,000  The Chase Manhattan
                Corporation, 8.00%, due
                5/15/04......................         57,110
     135,000  Citicorp, 10.50%, due 2/1/16...        137,439
     140,000  Commonwealth Edison Company,
                9.50%, due 5/1/16............        147,285

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$    250,000  Florida Power & Light Company,
                7.875%, due 1/1/07...........  $     256,681
     160,000  Florida Power & Light Company,
                8.00%, due 8/25/22...........        166,109
     100,000  Ford Motor Credit Company,
                5.83%, due 6/29/98...........         99,876
     160,000  Ford Motor Credit Company,
                7.50%, due 1/15/03...........        168,089
     160,000  GTE of Southeast, 8.00%, due
                12/3/01......................        162,792
      69,000  Georgia Power Company First
                Mortgage Bonds, 7.95%, due
                2/1/23.......................         69,866
     250,000  Greyhound Financial
                Corporation, 7.82%, due
                1/27/03......................        264,024
     300,000  Inco Ltd., 9.60%, due 6/15/22..        333,343
      75,000  Jersey Central Power & Light
                Company, 9.20%, due 7/1/21...         84,962
      56,000  Kaiser Permanente, 9.55%, due
                7/15/05......................         46,000
      55,434  Kraft Inc., 8.50%, due
                2/15/17......................         58,427
     200,000  Michigan Bell Telephone
                Company, 6.375%, due
                2/1/05.......................        196,051
      60,000  Pacific Gas & Electric Company,
                6.625%, due 6/1/00...........         59,778
     419,000  Pennsylvania Power & Light
                Company, 9.25%, due
                10/1/19......................        462,579
     120,000  Public Service Electric and Gas
                Company, 8.75%, due
                11/1/21......................        130,044
      35,000  Rohm & Haas Company, 9.80%, due
                4/15/20......................         44,780
      50,000  Sara Lee Corporation, 8.75%,
                due 5/15/16..................         52,517
     200,000  Southern California Edison,
                7.375%, due 12/15/03.........        204,999
      85,000  Southwestern Public Service
                Company, 8.20%, due
                12/1/22......................         90,789

See notes to financial statements.     7               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$     60,000  U.S. Leasing International,
                6.625%, due 5/15/03..........  $      60,082
     150,000  US Life Corporation, 9.15%, due
                6/15/99......................        151,292
     130,000  Union Electric Company, 8.00%,
                due 12/15/22.................        136,143
     500,000  Unocal Corporation, 6.70%, due
                10/15/07.....................        492,086
     250,000  Washington Gas Light Company,
                6.50%, due 1/14/97...........        252,057
      65,000  Wisconsin Electric Power
                Company, 7.75%, due
                1/15/23......................         66,250
                                               -------------
Total Fixed Rate Bonds--Corporate
  (cost $6,314,487)..........................      6,290,299
                                               -------------
FIXED RATE NOTES--AGENCY (13.3%):
     500,000  Federal Home Loan Bank, 6.62%,
                due 12/6/00..................        497,542
     450,000  Federal Home Loan Bank, 8.25%,
                due 4/4/05...................        451,262
     150,000  Federal National Mortgage
                Association, 6.17%, due
                12/2/03......................        144,793
     265,000  Tennessee Valley Authority,
                6.875%, due 1/15/02..........        268,887
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--AGENCY, CONTINUED:
$     50,000  Tennessee Valley Authority,
                6.875%, due 8/1/02...........  $      50,620
      30,000  Tennessee Valley Authority,
                8.05%, due 7/15/24...........         29,851
                                               -------------
Total Fixed Rate Notes--Agency
  (cost $1,452,300)..........................      1,442,955
                                               -------------
TREASURY NOTES (4.7%):
     500,000  U.S. Treasury Notes, 6.50%, due
                8/15/05......................        511,875
                                               -------------
Total Treasury Notes
  (cost $510,156)............................        511,875
                                               -------------
CASH MANAGEMENT ACCOUNTS (0.3%):
           1  1784 U.S. Treasury Money Market
                Fund.........................              1
           1  Dreyfus Government Cash
                Management Fund..............              1
      35,761  Forum Daily Assets Treasury
                Fund.........................         35,761
                                               -------------
Total Cash Management Accounts
  (cost $35,763).............................         35,763
                                               -------------
Total Investments (100.0%)
  (cost $10,914,230).........................  $  10,874,622
                                               -------------
                                               -------------

See notes to financial statements.     8               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
MUNICIPAL BONDS (100.0%):
AIRPORT REVENUE (5.5%):
$    500,000  Kenton County Airport Revenue,
                8.75%, due 3/1/15............  $     533,680
      50,000  Lexington-Fayette Urban County,
                Kentucky Airport Corporation
                First Mortgage Revenue,
                7.75%, due 4/1/08............         55,125
     435,000  Louisville & Jefferson County,
                Kentucky Airport Authority
                Revenue, 5.25%, due 7/1/09...        427,931
                                               -------------
Total Airport Revenue
  (cost $1,011,246)..........................      1,016,736
                                               -------------
ECONOMIC DEVELOPMENT REVENUE (15.9%):
     100,000  Covington, Kentucky Municipal
                Properties Corporation
                Revenue, 8.25%, due 8/1/10...        112,375
     360,000  Kentucky State Property &
                Building Community Revenue,
                5.05%, due 5/1/05............        366,750
      65,000  Kentucky State Property &
                Building Community Revenue,
                6.00%, due 8/1/97............         67,031
      70,000  Kentucky State Property &
                Building Community Revenue,
                6.50%, due 12/1/99...........         75,425
     455,000  Kentucky State Property &
                Building Project Number 51,
                6.30%, due 8/1/01............        494,812
     100,000  Kentucky State Turnpike
                Authority Economic
                Development Revenue, 6.50%,
                due 7/1/07...................        113,875
     245,000  Kentucky State Turnpike
                Authority Economic
                Development Revenue, 7.25%,
                due 5/15/10..................        275,931

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
ECONOMIC DEVELOPMENT REVENUE, CONTINUED:
$    150,000  Kentucky State Turnpike
                Authority Economic
                Development Revenue,
                Revitalization Projects,
                7.00%, due 5/15/99...........  $     163,125
     750,000  Louisville & Jefferson County,
                Kentucky Visitors &
                Convention Commission,
                6.625%, due 7/1/15...........        727,500
     500,000  State of Kentucky Property &
                Buildings Common Revenue,
                Project #57, AMBAC insured,
                5.50%, due 11/1/15...........        498,750
      50,000  State of Kentucky Property &
                Buildings Common Revenue,
                Project #27, Prerefunded
                11/1/96 at 102,
                collateralized in U.S.
                Government securities, 7.10%,
                due 5/1/08...................         52,181
                                               -------------
Total Economic Development Revenue
  (cost $2,940,928)..........................      2,947,755
                                               -------------
EDUCATION FACILITIES REVENUE (18.5%):
     350,000  Fayette County Kentucky School
                Building Revenue, 5.25%, due
                10/1/09......................        348,250
     365,000  Fayette County Kentucky School
                Building Revenue, 5.25%, due
                10/1/10......................        359,981
     200,000  Hopkins County, Kentucky School
                District Finance Corporation
                School Building Revenue,
                5.70%, due 6/1/06............        211,750
     495,000  Jefferson County, Kentucky
                School District Finance
                Corporation School Building
                Revenues, 4.875%, due
                1/1/11.......................        467,775
     750,000  Jefferson County, Kentucky
                School District Finance
                Corporation School Building
                Revenue, MBIA Insured, 5.00%,
                due 2/1/07...................        752,812

See notes to financial statements.     9               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
EDUCATION FACILITIES REVENUE, CONTINUED:
$     70,000  Lexington-Fayette Urban County
                Government, Kentucky School
                Buildings Revenue, 6.80%, due
                10/1/01......................  $      78,050
     785,000  Oldham County, Kentucky School
                District Finance Corporation
                School Building, 5.50%, due
                7/1/15.......................        400,000
     393,000  Pendleton County, Kentucky
                School District Finance
                Corporation School Building
                Revenue, 5.05%, 12/1/15......        735,938
      70,000  University of Louisville,
                Kentucky Revenue, Series G,
                6.25%, due 5/1/99............         72,887
                                               -------------
Total Education Facilities Revenue
  (cost $3,417,998)..........................      3,420,443
                                               -------------
GENERAL OBLIGATIONS--BOND BANK (1.6%):
     305,000  Fern Creek, Kentucky Fire
                Protection District Holding
                Company Revenue, 5.75%,
                1/15/14......................        297,375
                                               -------------
Total General Obligations--Bond Bank
  (cost $295,140)............................        297,375
                                               -------------
HEALTH CARE REVENUE (18.1%):
   1,035,000  Kentucky Development Finance
                Authority Hospital Revenue,
                Baptist Hospital, 7.20%, due
                9/1/99.......................      1,157,906
   1,600,000  Kentucky Economic Development
                Finance Authority Health
                Facilities Revenue, The
                Medical Center at Scottsville
                Project, Series A, 9.00%, due
                11/1/24......................      1,704,000
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
HEALTH CARE REVENUE, CONTINUED:
$    500,000  Kentucky Economic Development
                Finance Authority Hospital
                Facilities Revenue, Baptist
                Healthcare System Project,
                MBIA insured, 5.00%, due
                8/15/24......................  $     453,750
      40,000  McCracken County, Kentucky
                Revenue, Lourdes Hospital
                Inc., 6.00%, due 11/1/96.....         40,679
                                               -------------
Total Health Care Revenue
  (cost $3,326,574)..........................      3,356,335
                                               -------------
HOUSING REVENUE (11.5%):
     750,000  Boone County, Kentucky Public
                Properties Corporation
                Revenue, 5.15%, due
                12/1/12......................        725,625
     475,000  Boone County, Kentucky Public
                Properties Corporation
                Revenue, 5.125%, due
                12/1/10......................        461,938
     270,000  Florence, Kentucky Public
                Property Corporation, 5.20%,
                due 3/1/13...................        300,000
     288,375  Greater Kentucky Housing
                Assistance Corporation
                Mortgage Revenue, FHA/
                Section 8 Assisted Project,
                Series A, MBIA/FHA insured,
                6.25%, due 7/1/22............        272,025
     100,000  Jefferson County, Kentucky
                Capital Projects Corporation
                Revenue, 0.000%, due
                8/15/99......................         85,249
     100,000  Kentucky Housing Corporation
                Housing Revenue, Series B,
                5.75%, due 8/1/05............        190,000
     191,187  Kentucky State Property &
                Building Commission Revenue
                Project 30, 7.00%, 12/1/96...        102,593
                                               -------------
Total Housing Revenue
  (cost $2,127,618)..........................      2,126,992
                                               -------------

See notes to financial statements.     10              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
INDUSTRIAL DEVELOPMENT REVENUE (2.8%):
$    500,000  Clark County, Kentucky
                Industrial Building Revenue,
                Southern Wood Project, 7.00%,
                due 12/1/08..................  $     515,000
                                               -------------
Total Industrial Development Revenue
  (cost $512,207)............................        515,000
                                               -------------
JAIL FACILITIES REVENUE (0.6%):
     100,000  Kentucky Local Correctional
                Facilities Construction
                Authority Revenue, 7.00%, due
                11/1/97......................        107,250
                                               -------------
Total Jail Facilities Revenue
  (cost $106,574)............................        107,250
                                               -------------
OTHER REVENUE (10.1%):
     500,000  Kentucky Higher Education
                Student Loan Corporation
                Insured Student Loan Revenue,
                6.40%, due 6/1/00............        536,875
     350,000  Kentucky Higher Education
                Student Loan Corporation
                Insured Student Loan Revenue,
                Series D, 6.35%, due
                12/1/1997....................        361,375
     300,000  Lexington-Fayette Urban County
                Public Facilities Revenue,
                7.90%, due 7/1/06............        322,500
     475,000  Lexington-Fayette Urban County
                Government, Kentucky Sewer
                System Revenue, 6.85%, due
                7/1/98.......................        511,219
     120,000  Puerto Rico Public Buildings
                Authority Guaranteed Revenue,
                Series K, collateralized in
                U.S. Government securities,
                6.875%, due 7/1/21...........        138,600
                                               -------------
Total Other Revenue
  (cost $1,865,134)..........................      1,870,569
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
POLLUTION CONTROL (2.1%):
$    235,000  Jefferson County, Kentucky
                Pollution Control Revenue
                Louisville Gas & Electric
                Company PJ-A, 7.45%, due
                6/15/15......................  $     259,969
     200,000  Trimble County, Kentucky
                Pollution Control Revenue
                Unrefunded Balance Series A,
                7.625, due 11/1/20...........        224,500
                                               -------------
Total Pollution Control
  (cost $388,194)............................        390,438
                                               -------------
POLLUTION CONTROL REVENUE (8.5%):
     295,000  Ashland, Kentucky Solid Waste
                Revenue, 7.20%, callable
                10/1/01 @ 102., 7.20%, due
                10/1/01......................        313,806
     100,000  Kentucky State Pollution
                Abatement & Water Reserve
                Finance Authority Revenue,
                Escrowed in U.S. Government
                securities, 7.40%, due
                8/1/02.......................        116,250
     235,000  Jefferson County, Kentucky
                Pollution Control Revenue,
                Louisville Gas & Electric
                Company PJ-A, 7.45%, due
                6/15/15......................        259,969
     500,000  Kentucky Infrastructure
                Authority Revenue, Wastewater
                Revolving Fund Project,
                Series D, 5.50%, due
                6/1/12.......................        498,125
     500,000  Louisville & Jefferson County,
                Kentucky Sewer District,
                Sewer & Drain System, 6.50%,
                due 5/15/00..................         50,000
      54,063  Meade County Kentucky Pollution
                Control Revenue, 6.00%, due
                7/1/96.......................        503,560
                                               -------------
Total Pollution Control Revenue
  (cost $1,569,158)..........................      1,579,835
                                               -------------

See notes to financial statements.     11              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
TRANSPORTATION REVENUE (3.5%):
$    100,000  Kentucky State Turnpike
                Authority Resource Recovery,
                6.00%, due 7/1/09............  $     100,125
     605,000  Kentucky State Turnpike
                Authority Resource Recovery,
                6.125%, due 7/1/97...........        649,619
                                               -------------
Total Transportation Revenue
  (cost $751,328)............................        749,744
                                               -------------
UTILITIES REVENUE (1.3%):
     200,000  Owensboro, Kentucky Electric
                Light & Power Revenue,
                Deferred Current Interest,
                Series A, 0.00% converting on
                1/1/96 to 10.25%, due 1/1/09,
                Prerefunded 1/1/00 at 102....        237,750
                                               -------------
Total Utilities Revenue
  (cost $239,611)............................        237,750
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
CASH MANAGEMENT ACCOUNTS (0.0%):
$          2  1784 Tax Free Money Market
                Fund.........................  $           2
           1  Fidelity Tax Exempt Money
                Market Fund..................              1
                                               -------------
                                                           3
                                               -------------
Total Investments (100.0%)
  (cost $18,551,723).........................  $  18,616,225
                                               -------------
                                               -------------

See notes to financial statements.     12              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
DISCOUNT NOTES--AGENCY (47.2%):
$    879,000  Federal Farm Credit Bank, 5.22%
                yield, due 3/1/96............  $     879,000
   2,645,000  Federal Farm Credit Bank, 5.22%
                yield, due 3/7/96............      2,642,739
     879,000  Federal Farm Credit Bank, 5.24%
                yield, due 3/1/96............        879,000
   3,090,000  Federal Farm Credit Bank, 5.25%
                yield, due 3/13/96...........      3,084,690
      88,000  Federal Farm Credit Bank, 5.24%
                yield, due 3/5/96............         87,950
   3,090,000  Federal Farm Credit Bank, 5.28%
                yield, due 3/13/96...........      3,084,690
   1,895,000  Federal Home Loan Bank, 5.23%
                yield, due 3/4/96............      1,894,190
   3,500,000  Federal Home Loan Bank, 5.24%
                yield, due 3/6/96............      3,497,497
   4,170,000  Federal Home Loan Mortgage
                Corporation, 5.42% yield, due
                3/1/96.......................      4,170,000
   5,410,000  Federal National Mortgage
                Association, 5.21% yield, due
                3/4/96.......................      5,407,690
   1,635,000  Federal National Mortgage
                Association, 5.21% yield, due
                3/1/96.......................      1,635,000
   5,410,000  Federal National Mortgage
                Association, 5.22% yield, due
                3/4/96.......................      5,407,690
   3,255,000  Federal National Mortgage
                Association, 5.22% yield, due
                3/8/96.......................      3,251,753
   5,410,000  Federal National Mortgage
                Association, 5.24% yield, due
                3/4/96.......................      5,407,690
   1,635,000  Federal National Mortgage
                Association, 5.24% yield, due
                3/1/96.......................      1,635,000
   5,410,000  Federal National Mortgage
                Association, 5.24% yield, due
                3/4/96.......................      5,407,690
     710,000  Federal National Mortgage
                Association, 5.32% yield, due
                3/6/96.......................        709,487
                                               -------------
Total Discount Notes--Agency.................     27,259,996
                                               -------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--AGENCY (4.3%):
$    500,000  Federal Home Loan Bank, 8.10%,
                due 3/25/96..................  $     500,764
   2,000,000  Tennessee Valley Authority,
                4.375%, due 3/4/96...........      1,999,773
                                               -------------
Total Fixed Rate Notes--Agency...............      2,500,537
                                               -------------
FIXED RATE NOTES--CORPORATE (46.7%):
     100,000  Albertson's, Inc., 4.90%, due
                3/22/96......................         99,960
     500,000  American Express Credit
                Corporation, 7.75%, due
                3/1/97.......................        511,848
     100,000  American General Finance
                Corporation, 5.00%, due
                6/15/96......................         99,738
      70,000  Associates Corporation of North
                America, 6.875%, due
                1/15/97......................         70,806
     165,000  Associates Corporation of North
                America, 7.50%, due
                10/15/96.....................        166,743
      55,000  Bankers Trust New York
                Corporation, 7.25%, due
                11/1/96......................         55,543
     190,000  Bausch & Lomb, Inc., 6.80%, due
                12/12/96.....................        191,484
     100,000  British Petroleum America,
                Inc., 10.15%, due 3/15/96....        100,151
     140,000  Burlington Northern
                Corporation, 9.00%, due
                4/1/96.......................        146,561
     190,000  CIGNA Corporation, 8.00%, due
                9/1/96.......................        192,263
     125,000  CIT Group Holdings, Inc.,
                4.75%, due 3/15/96...........        124,932
     300,000  CNA Financial Corporation,
                8.625%, due 3/1/96...........        300,000
     479,000  CSX Corporation, 8.40%, due
                8/1/96.......................        484,118
      80,000  Caterpillar Financial Services
                Corporation, 4.94%, due
                4/30/96......................         79,862
      20,000  The Chase Manhattan
                Corporation, 7.875%, due
                1/15/97......................         20,381
     176,000  Citicorp, 8.75%, due 11/1/96...        179,357

See notes to financial statements.     13              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    250,000  Commercial Credit Company,
                8.00%, due 9/1/96............  $     252,484
     500,000  Commercial Credit Company,
                8.125%, due 3/1/97...........        512,875
     499,204  Conrail Inc., 5.01%, due
                4/1/96.......................        498,808
   1,214,000  Dean Witter Discover & Company,
                5.00%, due 4/1/96............      1,213,103
      50,000  Deere & Company, 8.25%, due
                6/1/96.......................         50,316
     667,000  Dupont Corporation, 8.45%, due
                10/15/96.....................        678,859
     430,000  Exxon Capital Corporation,
                7.875%, due 4/15/96..........        431,051
      25,000  Farmers Group, 8.25%, due
                7/15/96......................         25,238
     500,000  First Interstate Bancorp,
                10.50%, due 3/1/96...........        500,000
     150,000  Ford Capital B.V., 9.00%, due
                6/1/96.......................        151,189
      95,000  Ford Motor Credit Corporation,
                7.875%, due 1/15/97..........         96,837
      45,000  Ford Motor Credit Corporation,
                7.875%, due 10/15/96.........         45,506
     492,000  Ford Motor Credit Corporation,
                8.00%, due 10/1/96...........        497,906
   1,040,000  Ford Motor Credit Corporation,
                8.25%, due 5/15/96...........      1,045,112
     527,000  Ford Motor Credit Corporation,
                8.625%, due 4/15/96..........        528,854
     225,000  Ford Motor Credit Corporation,
                8.875%, due 3/15/96..........        225,270
     500,000  G.E. Capital Credit
                Corporation, 7.46%, due
                9/27/96......................        504,588
     555,000  G.E. Capital Credit
                Corporation, 8.75%, due
                11/26/96.....................        566,518
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    789,000  General Electric Company,
                7.875%, due 5/1/96...........  $     791,587
     400,000  General Motors Acceptance
                Corporation, 7.65%, due
                2/4/97.......................        406,817
     550,000  General Motors Acceptance
                Corporation, 8.00%, due
                10/1/96......................        556,792
     990,000  General Motors Acceptance
                Corporation, 8.25%, due
                8/1/96.......................      1,000,421
     450,000  General Motors Acceptance
                Corporation, 8.45%, due
                8/13/96......................        455,057
     215,000  General Motors Acceptance
                Corporation, 8.625%, due
                7/15/96......................        217,115
   1,175,000  Georgia Power Company First
                Mortgage Bonds, 4.75%, due
                3/1/96.......................      1,175,000
     100,000  Gillette Company, 4.75%, due
                8/15/96......................         99,511
      50,000  Household Finance Corporation,
                7.80%, due 11/1/96...........         50,706
     140,000  International Lease Finance
                Corporation, 6.625%, due
                6/1/96.......................        140,326
      25,000  International Lease Finance
                Corporation, 7.90%, due
                10/1/96......................         25,317
     480,000  Morgan Stanley & Co. Inc.,
                8.875%, due 4/1/96...........        481,292
     420,000  National City Corporation,
                8.375%, due 3/15/96..........        420,367
     638,000  NationsBank Corporation, 4.75%,
                due 8/15/96..................        635,098
      75,000  Northern Illinois Gas, 4.50%,
                due 3/15/96..................         74,954
      50,000  Northern Illinois Gas, 5.50%,
                due 2/1/97...................         49,975
     135,000  Pacific Northwest Bell
                Telephone Company, 7.50%, due
                12/1/96......................        136,524
     255,000  PepsiCo, Inc., 7.875%, due
                8/15/96......................        257,266

See notes to financial statements.     14              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$  1,050,000  Philip Morris Companies, Inc.,
                8.875%, due 7/1/96...........  $   1,060,418
     904,000  Philip Morris Corporation,
                8.75%, due 12/1/96...........        923,476
     250,000  Quaker Oats Company, 8.85%, due
                11/15/96.....................        254,459
     370,000  Ralston Purina Company, 9.00%,
                due 6/15/96..................        373,578
     930,000  Sears Roebuck & Company, 8.55%,
                due 8/1/96...................        940,824
   1,582,000  Sears Roebuck & Company, 9.00%,
                due 9/16/96..................      1,608,131
      75,000  Security Pacific Corporation,
                7.75%, due 12/1/96...........         75,962
     580,000  Southwestern Bell Telephone
                Company, 8.30%, due 6/3/96...        583,501
     179,000  Textron Inc., 9.25%, due
                3/15/96......................        187,397
      55,000  Travelers Group, 8.375%, due
                12/15/96.....................         56,156
   1,295,000  U.S. West Capital Funding,
                8.00%, due 10/15/96..........      1,311,742
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$     25,000  Union Electric Company, 5.50%,
                due 3/1/97...................  $      24,976
     250,000  Virginia Electric & Power
                Company, 7.25%, due 3/1/97...        253,948
     580,000  Wal-Mart Stores, Inc., 8.00%,
                due 5/1/96...................        582,057
     445,000  Waste Management, Inc., 4.625%,
                due 4/14/96..................        444,326
     645,000  Waste Management, Inc., 7.875%,
                due 8/15/96..................        651,083
      56,000  Wells Fargo and Company, 8.20%,
                due 11/1/96..................         56,781
                                               -------------
Total Fixed Rate Notes--Corporate............     27,011,201
                                               -------------
MUNICIPAL BONDS (1.8%):
   1,000,000  State of Connecticut General
                Obligation Temporary Notes,
                8.90%, due 8/1/96............      1,014,400
                                               -------------
Total Municipal Bonds........................      1,014,400
                                               -------------
Total Investments (100.0%)...................  $  57,786,134
                                               -------------
                                               -------------

See notes to financial statements.     15              TRANS ADVISER FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

                                                                                INTERMEDIATE
                                                                 AGGRESSIVE         BOND          KENTUCKY     MONEY MARKET
                                            GROWTH/VALUE FUND   GROWTH FUND         FUND        TAX-FREE FUND      FUND
                                            -----------------  --------------  ---------------  -------------  -------------
ASSETS:
  Investments, at value...................    $   7,360,687     $  1,999,307    $  10,874,622   $  18,616,225  $  57,786,134
  Cash....................................        1,439,433          653,853              249         336,846             --
  Interest, dividends and other
    receivables...........................            9,125            3,548          156,777         295,182        736,914
  Receivable for securities sold..........               --               --               --              --        172,326
  Receivable for shares issued............          104,563            3,373               --          77,774             --
  Organization costs, net of
    amortization..........................           29,112           29,112           29,112          29,112         29,112
                                            -----------------  --------------  ---------------  -------------  -------------
Total assets..............................        8,942,920        2,689,193       11,060,760      19,355,139     58,724,486
                                            -----------------  --------------  ---------------  -------------  -------------
LIABILITIES:
  Payable for securities purchased........          872,362           60,370          588,270       1,519,303        615,674
  Administration fee payable..............            2,083               --            2,647           2,500          5,843
  Accrued expenses and other payables.....            7,476               --               --           9,396         28,306
  Dividends payable.......................               --               --           49,964          69,214        192,620
                                            -----------------  --------------  ---------------  -------------  -------------
Total liabilities.........................          881,921           60,370          640,881       1,600,413        842,443
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................    $   8,060,999     $  2,628,823    $  10,419,879   $  17,754,726  $  57,882,043
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
COMPONENTS OF NET ASSETS:
  Capital paid in.........................    $   7,486,891     $  2,497,634    $  10,460,932   $  17,645,459  $  57,881,523
  Undistributed net investment income.....           (7,418)          (3,702)              --              --             --
  Unrealized appreciation (depreciation)..          591,543          141,694          (39,608)         64,502             --
  Accumulated net realized gains..........          (10,017)          (6,803)          (1,445)         44,765            520
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................    $   8,060,999     $  2,628,823    $  10,419,879   $  17,754,726  $  57,882,043
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
SHARES OUTSTANDING........................          711,123          249,478        1,043,215       1,722,318     57,881,521
NET ASSET VALUE PER SHARE.................    $       11.34     $      10.54    $        9.99   $       10.31  $        1.00
COST OF INVESTMENTS.......................    $   6,769,144     $  1,857,613    $  10,914,230   $  18,551,723  $  57,786,134
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------

See notes to financial statements.     16              TRANS ADVISER FUNDS, INC.

STATEMENTS OF OPERATIONS
PERIOD ENDED FEBRUARY 29, 1996 *
--------------------------------------------------------------------------------

                                                                     AGGRESSIVE     INTERMEDIATE     KENTUCKY      MONEY
                                                  GROWTH/VALUE         GROWTH           BOND         TAX-FREE      MARKET
                                                      FUND              FUND            FUND           FUND         FUND
                                                -----------------  --------------  ---------------  -----------  ----------
INVESTMENT INCOME
  Interest and dividend income................     $    28,068      $      5,249     $   216,658     $ 274,576   $  933,103
                                                -----------------  --------------  ---------------  -----------  ----------
EXPENSES:
  Advisory....................................          18,226             4,605          13,215        18,398       32,485
  Administration..............................          10,417            10,417          10,417        10,833       24,364
  Transfer agent..............................          14,917            11,405          17,685        23,017       51,113
  Custodian...................................             427               307           1,551         1,040        5,514
  Legal.......................................           1,184               266           2,293         3,022       11,339
  Accounting..................................          15,000            15,000          15,000        18,600       15,000
  Trustees....................................             482               110             985           995        3,997
  Registration................................           5,864             3,117           9,167         5,506       27,501
  Amortization of organization costs..........           2,647             2,647           2,647         2,647        2,647
  Other.......................................           2,295             1,147           3,337         6,133       11,957
                                                -----------------  --------------  ---------------  -----------  ----------
Total expenses................................          71,459            49,021          76,297        90,191      185,917
  Expenses reimbursed and fees waived.........         (35,973)          (40,070)        (59,259)      (51,362)     (80,055)
                                                -----------------  --------------  ---------------  -----------  ----------
Net expenses..................................          35,486             8,951          17,038        38,829      105,862
                                                -----------------  --------------  ---------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)..................          (7,418)           (3,702)        199,620       235,747      827,241
                                                -----------------  --------------  ---------------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments.....         (10,017)           (6,803)         (1,445)       44,765          520
  Net change in unrealized appreciation
    (depreciation)............................         591,543           141,694         (39,608)       64,502           --
                                                -----------------  --------------  ---------------  -----------  ----------
Net gain (loss) on investments................         581,526           134,891         (41,053)      109,267          520
                                                -----------------  --------------  ---------------  -----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS........     $   574,108      $    131,189     $   158,567     $ 345,014   $  827,761
                                                -----------------  --------------  ---------------  -----------  ----------
                                                -----------------  --------------  ---------------  -----------  ----------

* See note 1 of notes to financial statements for commencement of operations.

See notes to financial statements.     17              TRANS ADVISER FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED FEBRUARY 29, 1996 *
--------------------------------------------------------------------------------

                                                               AGGRESSIVE     INTERMEDIATE      KENTUCKY          MONEY
                                            GROWTH/VALUE         GROWTH           BOND          TAX-FREE         MARKET
                                                FUND              FUND            FUND            FUND            FUND
                                          -----------------  --------------  ---------------  -------------  ---------------
NET ASSETS--September 1, 1995...........               --               --               --              --               --
                                          -----------------  --------------  ---------------  -------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $      (7,418)    $     (3,702)   $     199,620   $     235,747  $       827,241
  Net realized gain (loss) on
    investments.........................          (10,017)          (6,803)          (1,445)         44,765              520
  Net change in unrealized appreciation
    (depreciation)......................          591,543          141,694          (39,608)         64,502               --
                                          -----------------  --------------  ---------------  -------------  ---------------
                                                  574,108          131,189          158,567         345,014          827,761
                                          -----------------  --------------  ---------------  -------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.................               --               --         (199,620)       (235,747)        (827,241)
                                          -----------------  --------------  ---------------  -------------  ---------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares........................        7,601,317        2,551,860       10,707,416      18,671,280      188,894,580
  Reinvested dividends..................               --               --            1,687         139,548           25,307
  Cost of shares repurchased............         (114,426)         (54,226)        (248,171)     (1,165,369)    (131,038,364)
                                          -----------------  --------------  ---------------  -------------  ---------------
                                                7,486,891        2,497,634       10,460,932      17,645,459       57,881,523
                                          -----------------  --------------  ---------------  -------------  ---------------
NET ASSETS--February 29, 1996...........    $   8,060,999     $  2,628,823    $  10,419,879   $  17,754,726  $    57,882,043
                                          -----------------  --------------  ---------------  -------------  ---------------
                                          -----------------  --------------  ---------------  -------------  ---------------

* See note 1 of notes to financial statements for commencement of operations.

See notes to financial statements.     18              TRANS ADVISER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of five operational non-diversified investment portfolios, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, and the Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds commenced investment operations on the following dates:

Growth/Value Fund         September 29, 1995
Aggressive Growth Fund    September 29, 1995
Intermediate Bond Fund    October 3, 1995
Kentucky Tax-Free Fund    September 27, 1995
Money Market Fund         September 29, 1995

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION-All securities held by the Money Market Fund are valued utilizing the amortized cost method, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Securities, other than short-term, held by the other Funds (the "Bond and Equity Funds") for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Securities with a maturity of 60 days or less held by the Bond and Equity Funds are valued at amortized cost.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION-In all Funds other than the Kentucky Tax-Free Fund, if a fixed income investment is purchased at a premium, the premium is not amortized. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield to maturity method. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using yield to maturity method.

INTEREST AND DIVIDEND INCOME AND DISTRIBUTIONS TO SHAREHOLDERS-Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly for the Money Market Fund, the Kentucky Tax-Free Fund, and the Intermediate Bond Fund, and declared and paid annually for the Growth/Value Fund and the Aggressive Growth Fund. Net capital gain, if any, is distributed at least annually to shareholders.

Distributions from net investment income and realized capital gains are based on their tax basis. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post-October losses and wash sales.

ORGANIZATION COSTS-The costs incurred by the Funds in connection with their organization, in amounts of $31,759 for each Fund, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Funds' investment operations. Certain of these costs were paid by Forum Financial Services, Inc. and have been reimbursed by the respective Funds.

FEDERAL INCOME TAX-Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no Federal income tax provision is required.

OTHER-Realized gains and losses on investments sold are recorded on the basis of identified cost. Security transactions are accounted for on a trade date basis.

                                       19              TRANS ADVISER FUNDS, INC.

FEBRUARY 29, 1996
--------------------------------------------------------------------------------

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser of the Funds is Trans Financial Bank, N.A. (the "Adviser"). The Adviser receives an advisory fee from Growth/Value Fund and Aggressive Growth Fund at an annual rate of 1.00% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Intermediate Bond Fund and Kentucky Tax-Free Fund at an annual rate of 0.40% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Money Market Fund at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to an agreement between the Adviser and Mastrapasqua and Associates, Inc. ("M&A") (the "Sub-Adviser"), the Adviser may delegate certain of its advisory responsibilities to the Sub-Adviser and pay the Sub-Adviser a fee.

The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Funds' annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

The administrator of the Company is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. For its administrative services Forum receives a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund. Forum also acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement. In addition, certain legal expenses were charged to the Company by Forum. The amounts of legal expenses for Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, and Money Market Fund were: $756, $170, $1,458, $2,063, and $7,229, respectively.

Forum Financial Corp. ("FFC"), an affiliate of Forum, serves as the Company's transfer agent and dividend disbursing agent, and for those services receives an annual fee equal to the greater of $12,000 per year for each Fund, an annual shareholder account fee of $25 per shareholder, additional class charges, and out of pocket expenses billed at cost. FFC also serves as the Company's fund accountant and is compensated for those services at an amount of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

For the period ended February 29, 1996, fees waived and expenses reimbursed by the Adviser were as follows:

                                                                                            EXPENSES
                                                                            FEES WAIVED    REIMBURSED
                                                                           -------------  ------------
Growth/Value Fund........................................................    $  18,226     $   17,747
Aggressive Growth Fund...................................................        4,605         35,465
Intermediate Bond Fund...................................................       13,215         46,044
Kentucky Tax-Free Fund...................................................       18,398         32,964
Money Market Fund........................................................       32,485         47,570

                                       20              TRANS ADVISER FUNDS, INC.

FEBRUARY 29, 1996
--------------------------------------------------------------------------------

NOTE 4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the period ended February 29, 1996 were as follows:

                                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                                            ------------------  ---------------------
Growth/Value Fund.........................................    $    6,012,045        $      87,683
Aggressive Growth Fund....................................         1,731,243              134,196
Intermediate Bond Fund....................................        13,147,299              627,635
Kentucky Tax-Free Fund....................................        24,791,718            6,389,168

The cost of investments for Federal income tax purposes is the same as for financial accounting purposes. Unrealized appreciation and depreciation as of February 29, 1996 were as follows:

                                                     UNREALIZED APPRECIATION  UNREALIZED DEPRECIATION
                                                     -----------------------  -----------------------
Growth/Value Fund..................................        $   644,934               $  53,391
Aggressive Growth Fund.............................            185,370                  43,676
Intermediate Bond Fund.............................             24,861                  64,469
Kentucky Tax-Free Fund.............................            143,430                  78,928

NOTE 5. CAPITAL SHARE TRANSACTIONS
Transactions of Fund shares for the period ended February 29, 1996 are summarized in the following table:

                         GROWTH/VALUE    AGGRESSIVE    INTERMEDIATE  KENTUCKY TAX-    MONEY MARKET
                             FUND        GROWTH FUND    BOND FUND      FREE FUND          FUND
                         -------------  -------------  ------------  --------------  --------------
Sale of Shares.........      721,855        255,032      1,067,684       1,820,466     188,894,578
Shares Issued on
 Reinvested
 Dividends.............           --             --            239          14,607          25,307
Shares Repurchased.....       10,732          5,554         24,708         112,755     131,038,364

                                       21              TRANS ADVISER FUNDS, INC.

FINANCIAL HIGHLIGHTS
FEBRUARY 29, 1996
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND
RATIOS FOR A SHARE OUTSTANDING                    AGGRESSIVE      INTERMEDIATE       KENTUCKY          MONEY
THROUGHOUT THE PERIOD ENDED       GROWTH/VALUE      GROWTH            BOND           TAX-FREE          MARKET
FEBRUARY 29, 1996.(A)                FUND            FUND             FUND             FUND             FUND
                                  -----------     -----------     ------------     ------------     ------------
Beginning Net Asset Value Per
  Share.......................     $10.00         $10.00             $10.00             $10.00            $1.00
                                  -----------     -----------     ------------     ------------     ------------
Net Investment
  Income/(Loss)(d)............     (0.02)          (0.03)            0.25             0.24             0.21
Net Realized and Unrealized
  Gain (Loss) on
  Investments.................      1.36            0.57            (0.01)            0.31               --
                                  -----------     -----------     ------------     ------------     ------------
Distributions from Net
  Investment Income...........        --              --            (0.25)           (0.24)           (0.21)
                                  -----------     -----------     ------------     ------------     ------------
Ending Net Asset Value Per
  Share.......................    $11.34          $10.54            $9.99           $10.31            $1.00
                                  -----------     -----------     ------------     ------------     ------------
                                  -----------     -----------     ------------     ------------     ------------

Ratios to Average Net Assets:
  Expenses(b).................      1.95%(c)        1.95%(c)         0.52%(c)         0.85%(c)         0.65%(c)
  Net Investment Income
    (Loss)....................     (0.40)%(c)      (0.79)%(c)        6.12%(c)         5.33%(c)         5.03%(c)
Total Return..................     13.40%           5.40%            2.40%            5.55%            2.16%
Portfolio Turnover Rate.......      2.00%          12.10%            7.89%           59.97%           N/A
Net Assets at End of Period
  (000's omitted).............    $8,061          $2,629          $10,420          $17,755          $57,882

(a) See note 1 of notes to financial statements for commencement of operations.

(b) During the period, various fees and expenses were waived and reimbursed. Had such waiver and reimbursement not occurred, the ratio of expenses to average net assets would have been:

                                     3.87    %(c)     10.51  %(c)      2.34   %(c)        2.04 %(c)        1.13 %(c)

(c) Annualized.

(d) Using weighted average shares outstanding.

See notes to financial statements.     22              TRANS ADVISER FUNDS, INC.